SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C.  20549

                          FORM 8-K
                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934


                       January 6, 1999
              (Date of earliest event reported)

                          TEXTRON INC.
   (Exact name of Registrant as specified in its charter)

    Delaware               1-5480                    05-0315468
(State of          (Commission File No.)          (IRS Employer
Incorporation)                                     Identification No.)


           40 Westminster Street, Providence, Rhode Island 02903
       (Address of principal executive offices, including zip code)

                         (401) 421-2800
           (Registrant's telephone number, including area code)


                                N/A
        (Former name or former address, if changed since last report)

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Item 2.  Acquisition or Disposition of Assets.

      On January 6, 1999, Textron completed the sale of substantially all the assets of its Avco Financial Services, Inc. ("AFS") unit to Associates First Capital Corporation ("Associates") for $3.9 billion cash. The sale was consummated pursuant to the previously announced Asset Purchase Agreement among Textron, AFS and Associates dated as of August 11, 1998. A copy of the Asset Purchase Agreement is filed as an exhibit hereto.

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits

Exhibit No.              Exhibit

2.1 Asset Purchase Agreement ("Purchase Agreement") among Textron Inc., Avco Financial Services, Inc. and Associates First Capital Corporation dated as of August 11, 1998 (incorporated by reference to Exhibit
               10.1 to Textron's amended Quarterly Report on Form 10Q/A for the quarter ended October 3,
               1998).

2.2 Amendment to Purchase Agreement dated as of December 18, 1998.


                         SIGNATURES

           Pursuant  to  the requirements of the  Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              TEXTRON INC.
                                   (Registrant)


                              By:  /s/Edward C. Arditte
                                   Name: Edward C. Arditte
                                   Title: Vice President and Treasurer


Dated: January 6, 1999

                      INDEX TO EXHIBITS



Exhibit No.              Exhibit

2.1            Asset  Purchase Agreement ("Purchase Agreement")
               among Textron Inc.,
               Avco Financial Services, Inc. and Associates First Capital Corporation dated as of August
               11,   1998  (incorporated  by  reference   to
               Exhibit 10.1 to Textron's amended Quarterly Report on Form 10Q/A for the quarter ended October 3, 1998).


2.2 Amendment to Purchase Agreement dated as of December 18, 1998.